                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               February 15, 2000
               Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor under the Sale and Servicing
  Agreement, dated as of December 1, 1999, providing for the issuance of the
        GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity
                    Loan Asset-Backed Notes, Series 1999-2)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    333-79833                   68-0397342
          --------                    ---------                   ----------
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)


                                 (415) 461-6790
                                 --------------
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

            The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c).  Exhibits
            --------

          10.1 Monthly Payment Date Statement distributed to holders of Series 1999-2 Notes dated February 15, 2000.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2000



                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.

                                    By: /s/ Gilbert J. MacQuarrie
                                        --------------------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                         Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                   Page Number
--------------                                                   -----------

10.1    Monthly Payment Date Statement distributed to holders
        of Series 1999-2 Notes dated February 15, 2000.........        5